Acquisitions, Disposals and Related Items	12 Months Ended
Jan. 31, 2014
Acquisitions, Disposals and Related Items [Abstract]
Acquisitions, Disposals, and Related Items
Note 13. Acquisitions, Disposals and Related Items
The Company has completed, or is in process of completing, the following transactions that impact the operations of Walmart International:
India Operations
During fiscal 2014, the Company acquired, for $100 million, the remaining ownership interest in Bharti Walmart Private Limited, previously a joint venture between Bharti Ventures Limited ("Bharti") and the Company established in 2007, which operated the Company's wholesale cash & carry business in India. Upon completion of the transaction, the Company became the sole owner of the cash & carry business in India. In addition, the Company also terminated its joint venture, franchise and supply agreements with Bharti Retail Limited ("Bharti Retail"), which operates Bharti's retail business in India, and transferred its investment in that business to Bharti. In connection with the agreements related to the Bharti retail business, the Company paid and forgave indebtedness of approximately $234 million and recorded a net loss of approximately $151 million in the Company's Consolidated Statements of Income.
Walmart Chile
In September 2013, certain redeemable noncontrolling interest shareholders exercised put options that required the Company to purchase a portion of their shares in Walmart Chile at the mutually agreed upon redemption value to be determined after exercise of the put options. In fiscal 2014, the Company recorded an increase to redeemable noncontrolling interest of $1.0 billion, with a corresponding decrease to capital in excess of par value, to reflect the estimated redemption value of the redeemable noncontrolling interest at $1.5 billion. Subsequent to the initial exercise, the Company negotiated with the redeemable noncontrolling interest shareholders to acquire all of their redeemable noncontrolling interest shares. The Company completed this transaction in February 2014, after period end, using its existing cash and bringing its ownership interest in Walmart Chile to approximately 99.7 percent. The Company has since initiated a tender offer for the remaining 0.3 percent noncontrolling interest held by the public in Chile at the same value per share as was paid to the redeemable noncontrolling interest shareholders. The tender offer will expire in the first quarter of fiscal 2015.
Vips Restaurant Business in Mexico
In September 2013, Walmex, a majority-owned subsidiary of the Company, entered into a definitive agreement with Alsea S.A.B. de C.V. to dispose of Walmex's Vips restaurant business ("Vips") in Mexico for approximately $625 million. Accordingly, the Vips operating results are presented as discontinued operations in the Company's Consolidated Statements of Income for fiscal 2014, 2013 and 2012. Additionally, the Vips assets and liabilities to be disposed of are reported separately in the Company's Consolidated Balance Sheets as of January 31, 2014. The Vips sale is subject to approval by Mexican regulatory authorities and is currently expected to close during the first half of fiscal 2015. Upon completion of this transaction, the Company expects to record a net gain, which will be recorded in discontinued operations in the Company's Consolidated Statements of Income.